Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 9—INCOME TAXES

The components of income tax expense for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010
	(In Thousands)
Federal:
Current	$1,317	$816
Deferred	(222)	237

Total	$1,095	$1,053

Reconciliations of the statutory federal income tax at a rate of 34% to the income tax expense reported in the consolidated statements of income for the years ended December 31, 2011 and 2010 are as follows:

	Percentage of Income before Income Taxes
	2011	2010
Federal income tax at statutory rate	34.0%	34.0%
Tax-exempt income	(11.6)	(10.6)
Earnings on investment in life insurance	(1.5)	(1.2)

Total	20.9%	22.2%

Components of deferred tax assets and liabilities at December 31 were as follows:

	2011	2010
	(In Thousands)
Deferred tax assets:
Allowance for loan losses	$1,023	$694
Nonaccrual loans interest	4	5
Intangible assets	5	7
Retirement liabilities	576	537
State net operating loss carryforward	212	195

Gross deferred tax asset	1,820	1,438

Valuation allowance	(212)	(195)

	1,608	1,243

Deferred tax liabilities:
Accumulated depreciation	280	253
Available for sale securities	716	746
Other	131	15

	1,127	1,014

Net Deferred Tax Assets	$481	$229

The Corporation accounts for Income Taxes in accordance with income tax accounting guidance (FASB ASC 740, Income Taxes). The Corporation follows accounting guidance related to accounting for uncertainty in income taxes, which sets out a consistent framework to determine the appropriate level of tax reserves to maintain for uncertain tax positions.

The income tax accounting guidance results in two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenue. The Corporation determines deferred income taxes using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and enacted changes in tax rates and laws are recognized in the period in which they occur.

Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

As of December 31, 2011, the Corporation has State net operating loss carryforwards of $2,117,000 that expire through the year 2031. Management does not believe that these net operating loss carryforwards will be utilized prior to their expiration, as they were incurred by the holding company with little revenue opportunities to offset the losses, and as such, a valuation allowance has been provided for them.

Uncertain tax positions are recognized if it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. The term "more likely than not" means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals of litigation processes, if any. A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being sustained upon settlement with a taxing authority that has full knowledge of all relevant information. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances, and information available at the reporting date and is subject to management's judgment.

The Corporation recognizes interest and penalties on income taxes as a component of income tax expense. Tax years subject to examination by tax authorities are the years ended December 31, 2010, 2009 and 2008.